Taxation	12 Months Ended
Mar. 31, 2024
Taxation
Taxation

6. Taxation

This note explains how our Group tax charge arises. The deferred tax section of the note also provides information on our expected future tax charges and sets out the tax assets held across the Group together with our view on whether or not we expect to be able to make use of these in the future.

Accounting policies

Income tax expense represents the sum of current and deferred taxes.

Current tax payable or recoverable is based on taxable profit for the year. Taxable profit differs from profit as reported in the consolidated income statement because some items of income or expense are taxable or deductible in different years or may never be taxable or deductible. The Group’s liability for current tax is calculated using tax rates and laws that have been enacted or substantively enacted by the reporting period date.

The Group recognises provisions for uncertain tax positions when the Group has a present obligation as a result of a past event and management judge that it is probable that there will be a future outflow of economic benefits from the Group to settle the obligation. Uncertain tax positions are assessed and measured on an issue by issue basis within the jurisdictions that we operate either using management’s estimate of the most likely outcome where the issues are binary, or the expected value approach where the issues have a range of possible outcomes. The Group recognises interest on late paid taxes as part of financing costs, and, if applicable, classifies tax penalties as part of the income tax expense if the penalties are based on profits.

Deferred tax is the tax expected to be payable or recoverable in the future arising from temporary differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit. It is accounted for using the statement of financial position liability method. Deferred tax liabilities are generally recognised for all taxable temporary differences and deferred tax assets are recognised to the extent that it is probable that temporary differences or taxable profits will be available against which deductible temporary differences can be utilised.

6. Taxation (continued)

Such assets and liabilities are not recognised if the temporary difference, or net temporary difference in a transaction that gives rise to both taxable and deductible temporary differences, arising from the initial recognition (other than in a business combination) of assets and liabilities in a transaction that affects neither the taxable profit nor the accounting profit. Deferred tax liabilities are not recognised to the extent they arise from the initial recognition of non-tax deductible goodwill.

Deferred tax liabilities are recognised for taxable temporary differences arising on investments in subsidiaries and associates, and interests in joint arrangements, except where the Group is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future.

The carrying amount of deferred tax assets is reviewed at each reporting period date and adjusted to reflect changes in the Group’s assessment that sufficient taxable profits will be available to allow all of the recognised asset to be recovered.

Deferred tax is calculated at the tax rates that are expected to apply in the periods when the liability is settled or the asset realised, based on tax rates that have been enacted or substantively enacted by the reporting period date.

Tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities and when they either relate to income taxes levied by the same taxation authority on either the same taxable entity or on different taxable entities which intend to settle the current tax assets and liabilities on a net basis.

Tax is charged or credited to the income statement, except when it relates to items charged or credited to other comprehensive income or directly to equity, in which case the tax is recognised in other comprehensive income or in equity.

		Re-presented[1]	Re-presented[1]
Income tax expense	2024 €m	2023 €m	2022 €m
United Kingdom corporation tax expense:
Current year	70	4	22
Adjustments in respect of prior years	1	4	17
	71	8	39
Overseas current tax expense/(credit):
Current year	670	924	975
Adjustments in respect of prior years	25	(26)	78
	695	898	1,053
Total current tax expense	766	906	1,092
Deferred tax on origination and reversal of temporary differences:
United Kingdom deferred tax	(36)	(71)	(791)
Overseas deferred tax	(680)	(343)	1,260
Total deferred tax (credit)/expense	(716)	(414)	469
Total income tax expense	50	492	1,561

Note:

1

The results for the years ended 31 March 2023 and 31 March 2022 have been re-presented to reflect that the results of Vodafone Spain and Vodafone Italy are now reported as discontinued operations. See note 7 ‘Discontinued operations and assets held for sale’ for more information.

Tax (credited)/charged directly to other comprehensive income

		Re-presented[1]	Re-presented[1]
	2024	2023	2022
	€m	€m	€m
Current tax	2	3	–
Deferred tax	(579)	305	638
Total tax (credited)/charged directly to other comprehensive income	(577)	308	638

Tax charged directly to equity

		Re-presented[1]	Re-presented[1]
	2024	2023	2022
	€m	€m	€m
Deferred tax	4	7	–
Total tax charged directly to equity	4	7	–

6. Taxation (continued)

Factors affecting the tax expense for the year

The table below explains the differences between the expected tax expense, being the aggregate of the Group’s geographical split of profits multiplied by the relevant local tax rates and the Group’s total tax expense for each year.

		Re-presented[1]	Re-presented[1]
	2024	2023	2022
	€m	€m	€m
Continuing profit before tax as shown in the consolidated income statement	1,620	13,074	4,149

Profit at weighted average statutory tax rate	363	2,787	1,298
Impairment loss with no tax effect	–	18	–
Disposal of Group investments[2]	174	(1,718)	(8)
Effect of taxation of associates and joint ventures, reported within profit before tax	23	(125)	(111)
Deferred tax (credit)/charge following revaluation of investments in Luxembourg	–	(393)	1,455
Previously unrecognised temporary differences and losses we expect to use in the future[3]	(1,021)	(16)	(708)
Previously recognised temporary differences and losses we no longer expect to use in the future	–	–	74
Current year temporary differences (including losses) that we currently do not expect to use	84	81	28
Adjustments in respect of prior year tax liabilities	89	(29)	10
Impact of tax credits and irrecoverable taxes	147	80	73
Deferred tax on overseas earnings	1	(6)	2
Effect of current year changes in statutory tax rates on deferred tax balances[4]	(19)	35	(667)
Financing costs and similar not deductible/(taxable) for tax purposes	214	(27)	46
Revaluation of assets for tax purposes in Turkey and Italy[5]	(65)	(338)	(84)
Expenses not deductible for tax purposes	60	143	153
Income tax expense	50	492	1,561

Notes:

1

The results for the years ended 31 March 2023 and 31 March 2022 have been re-presented to reflect that the results of Vodafone Spain and Vodafone Italy are now reported as discontinued operations. See note 7 ‘Discontinued operations and assets held for sale’ for more information.

2

The amount for 2024 includes €110 million of tax relating to income of the continuing Group presented in Discontinued Operations, €37 million in relation to the disposal of M-Pesa Holding Company Limited and €30 million in relation to the Vantage Towers disposal. The amount for 2023 relates to the disposal of Vantage Towers into a joint venture and the tax exempt disposals of Vodafone Hungary and Vodafone Ghana. See note 27 ‘Acquisitions and disposals’.

3	The amount in 2024 includes €1,019 million of additional losses recognised in Luxembourg (see below).
4	The amount for 2022 includes the increase in future UK tax rate to 25%.
5	The amounts for 2024 and 2023 relate to inflation adjustments in Turkey. The amount for 2022 relates to step up of assets for tax purposes in Italy and Turkey.

Deferred tax

Analysis of movements in the net deferred tax asset balance during the year:

	2024	2023
	€m	€m
1 April	18,545	18,569
Adjustment relating to assets Held for Sale	(422)	–
Foreign exchange movements	(32)	(59)
Credited to the income statement[1]	716	425
Charged directly to OCI	579	(304)
Charged directly to equity	(4)	(6)
Indexation of the opening balance in respect of hyperinflation accounting in Turkey	96	(191)
Arising on acquisitions and disposals	–	111
31 March	19,478	18,545

6. Taxation (continued)

Deferred tax assets and liabilities, before offset of balances within countries, are as follows:

	Amount				Net
	credited/				recognised
	(expensed)	Gross	Gross	Less	deferred tax
	in income	deferred	deferred tax	amounts	asset/
	statement	tax asset	liability	unrecognised	(liability)
	€m	€m	€m	€m	€m
Tangible assets	(176)	2,656	(1,174)	10	1,492
Intangible assets	354	367	(1,177)	11	(799)
Tax losses	455	32,830	–	(14,051)	18,779
Treasury related items	19	594	(138)	(569)	(113)
Temporary differences relating to revenue recognition	(61)	2	(677)	–	(675)
Temporary differences relating to leases	(16)	1,576	(1,354)	–	222
Other temporary differences	141	892	(306)	(14)	572
31 March 2024[2]	716	38,917	(4,826)	(14,613)	19,478

Analysed in the balance sheet, after offset of balances within countries, as:

€m
Deferred tax asset	20,177
Deferred tax liability	(699)
31 March 2024[2]	19,478

At 31 March 2023, deferred tax assets and liabilities, before offset of balances within countries, were as follows:

	Amount				Net
	credited/				recognised
	(expensed)	Gross	Gross	Less	deferred tax
	in income	deferred	deferred tax	amounts	asset/
	statement	tax asset	liability	unrecognised	(liability)
	€m	€m	€m	€m	€m
Tangible assets	136	2,761	(1,426)	(47)	1,288
Intangible assets	324	630	(1,495)	15	(850)
Tax losses	(78)	28,035	–	(9,540)	18,495
Treasury related items	2	623	(717)	(588)	(682)
Temporary differences relating to revenue recognition	(40)	19	(705)	–	(686)
Temporary differences relating to leases	216	1,482	(1,054)	(30)	398
Other temporary differences	(135)	938	(296)	(60)	582
31 March 2023[2]	425	34,488	(5,693)	(10,250)	18,545

At 31 March 2023, analysed in the balance sheet, after offset of balances within countries, as:

€m
Deferred tax asset	19,316
Deferred tax liability	(771)
31 March 2023[2]	18,545

Notes:

1	€11 million in the year ended 31 March 2023 is in relation to discontinued operations
2	The Group does not discount deferred tax assets. This is in accordance with IAS 12.

Factors affecting the tax charge in future years

The Group’s future tax charge, and effective tax rate, could be affected by several factors including tax reform in countries around the world, including any arising from the OECD’s or European Commission’s work on the taxation of the digital economy and European Commission initiatives such as the Minimum Tax directive, Business in Europe: Framework for Income Taxation ‘BEFIT’ or as a consequence of state aid investigations, future corporate acquisitions and disposals, any restructuring of our businesses and the resolution of open tax issues (see below).

6. Taxation (continued)

The Group is routinely subject to audit by tax authorities in the territories in which it operates. The Group considers each issue on its merits and, where appropriate, holds provisions in respect of the potential tax liability that may arise. As at 31 March 2024, the Group holds provisions for such potential liabilities of €445 million (2023: €412 million). These provisions relate to multiple issues across the jurisdictions in which the Group operates.

As the tax impact of a transaction can be uncertain until a conclusion is reached with the relevant tax authority or through a legal process, the amount ultimately paid may differ materially from the amount accrued and could therefore affect the Group's overall profitability and cash flows in future periods. See note 29 ‘Contingent liabilities and legal proceedings’ to the consolidated financial statements.

The tables below present the gross amount and expiry dates of losses available for carry forward for the year ended 31 March 2024 and the comparative year ended 31 March 2023.

	Expiring	Expiring
	within	beyond
31 March 2024	5 years €m	6 years €m	Unlimited €m	Total €m
Losses for which a deferred tax asset is recognised	20	–	80,224	80,244
Losses for which no deferred tax is recognised	313	15,653	40,378	56,344
	333	15,653	120,602	136,588

	Expiring	Expiring
	within	beyond
31 March 2023	5 years €m	6 years €m	Unlimited €m	Total €m
Losses for which a deferred tax asset is recognised	15	59	78,967	79,041
Losses for which no deferred tax is recognised	306	15,649	18,321	34,276
	321	15,708	97,288	113,317

Deferred tax assets on losses in Luxembourg

Included in the table above are losses of €67,016 million (2023: €65,232 million) that have arisen in Luxembourg companies. A deferred tax asset of €16,714 million (2023: €16,269 million) has been recognised in respect of these losses, as we conclude it is probable that the Luxembourg entities will continue to generate taxable profits in the future against which we can utilise these losses. These tax losses principally arose from historical impairments, primarily following the acquisition of the Mannesmann Group in 2000. These losses also arose prior to the 2017 tax reform in Luxembourg and are available to carry forward indefinitely.

Losses incurred after the 2017 tax reform in Luxembourg, expire after 17 years and can only be used after any pre-existing losses on a first-in-first-out basis. The Luxembourg companies have €15,933 million (2023; €15,925 million) of post-2017 losses, which will fully expire in 16 years. No deferred tax asset is recognised for these post-2017 losses on the basis that they are not forecast to be used prior to the expiry of their 17 year life.

We also have €9,136 million (2023: €9,136 million) of Luxembourg losses in a former Cable & Wireless Worldwide Group company, for which no deferred tax asset has been recognised as it is uncertain whether these losses will be utilised.

In the year ended 31 March 2024, the Luxembourg companies recognised an additional €1,019 million deferred tax asset relating to losses arising pre-2017, as a result of favourable case law during the year. The Luxembourg companies utilised €2,393 million of their pre-2017 losses in the current year, representing €598 million of the deferred tax asset and 3.6% of the recognised deferred tax asset. The recognition of the €1,019 million additional deferred tax asset has a significant impact on reducing our total tax charge and effective tax rate for the year but is a deferred tax impact and has no immediate cash-tax impact.

Following restructuring in December 2022, which saw the Luxembourg companies dispose of their investments in the Group’s non-Luxembourg operating companies, the profits and losses in Luxembourg are no longer expected to be significantly impacted by changes in the value of the Luxembourg companies’ investments. The recovery of the deferred tax asset is expected to be driven by the recurring profits of the Luxembourg companies.

6. Taxation (continued)

These recurring profits are derived from the Group’s internal financing, centralised procurement, and international roaming activities. These activities have consistently generated taxable profits of over €1 billion per annum throughout their existence. The Group has reviewed the latest five-year forecasts for the Luxembourg companies, including their ability and the Group’s intention to continue to generate income beyond this period. The forecasts consider the impact of the current market conditions on the existing financing activities, including the current view of future interest rates, levels of intragroup financing, as well as the future profits generated from the procurement and roaming activities.

This assessment also included a review of the commercial structures supporting the profits generated from these activities and considered the factors, under the Group’s control, which could impact the ability of these activities to generate taxable profits. We have assessed that the current structure continues to be sustainable under the tax laws substantively enacted at the reporting period date and the Group’s intentions to keep these activities in Luxembourg remains unchanged.

Based on the current forecasts, €3,306 million (20%) (2023: €4,518 million) of the deferred tax asset is forecast to be used within the next 10 years, and €6,344 million (38%) (2023: €8,742 million) used within 20 years. The losses are projected to be fully utilised over the next 52 to 57 years (2023: 35 to 39 years).

The increase in the recovery period over the prior year is principally a result of lower forecast interest rates, driving margins down on existing financing activities, and lower internal financing income as the Group right-sizes its portfolio which includes the Group’s announcement of agreements to sell Vodafone Spain and Vodafone Italy (see note 7 ‘Discontinued operations and assets held for sale’). An increase or decrease in the forecast income in Luxembourg in each year of 5%-10% would change the period over which the losses will be fully utilised by 3 to 6 years either way. The Group uses different scenarios to forecast income to understand the impact that a change in interest rates or level of debt advanced by the Luxembourg companies could have on the recovery period of the losses.

The Group does not currently recognise deferred tax assets which are forecast to be used 60 years beyond the reporting period date.

Any future changes in tax law or the structure of the Group could have a significant effect on the use of the Luxembourg losses, including the period over which these losses can be utilised. On the basis that future changes in tax laws are unknown, the profit forecasts assume that existing tax laws continue.

Based on the above factors the Group concludes that it is probable that the Luxembourg companies will continue to generate taxable profits in the future against which it will use these losses.

Deferred tax assets in the UK

The Group has a recognised deferred tax asset in the UK totalling €2,485 million (2023: €1,809 million) which consists primarily of excess capital allowances, which can be claimed on a reducing balance basis. The net deferred tax asset has increased in 2024, primarily due to a €574 million reduction in an offsetting deferred tax liability in relation to mark-to-market movements on cash-flow hedging in Vodafone Group Plc. The UK tax group consists of the UK operating company along with Common Functions and Group Treasury. The Group has reviewed the latest forecasts for the UK business which incorporate the inherent risks of operating in the telecommunications business. In the period beyond the 5-year forecast we have reviewed the profits inherent in the terminal period and based on these and our expectations for the UK business we believe there should be sufficient taxable profits to utilise 90% of the deferred tax asset balance within 18 years, and 99% within 27 years.

The Group has losses amounting to €29,713 million (2023: €2,377 million) in respect of UK subsidiaries which are only available for offset against future capital gains and, due to the UK Substantial Shareholding Exemption rules, we do not believe it is probable we will utilise these losses such that no deferred tax asset has been recognised, as in the prior year.

The amount of capital losses grew significantly in 2024 as a result of the strike-off of a number of entities. The entities struck-off consisted of certain holding companies involved in historical M&A activities, such as Vodafone’s acquisition of the Mannesmann Group in 2000. The remaining losses relate to a number of other jurisdictions across the Group. There are also €2,941 million (2023: €2,443 million) of unrecognised temporary differences relating to treasury and other items.

6. Taxation (continued)

Deferred tax assets on losses in Germany

The Group has a recognised deferred tax assets of €2,029 million (2023: €2,021 million) in Germany in respect of losses arising primarily on the write down of investments in Germany in 2000. The losses relate to German corporate tax and trade tax liabilities and they do not expire. The Group concluded it is probable that the German business will generate sufficient taxable profits in the future against which we can utilise these losses. The Group has reviewed the latest five -year forecasts for the German business, and the inherent risks of operating in the telecommunications business. In the period beyond the 5-year forecast, the Group has also specifically taken into consideration the implications of the Growth Opportunities Act, substantively enacted in March 2024, which introduces new interest restriction rules applying to both corporate and trade tax, but also an increase in permitted loss utilisation against corporate tax. In combination, these two changes will increase taxable profits against accounting profits and increase loss utilisation. We expect to fully utilise the trade tax losses within 5-6 years, and corporate tax losses within 12-13 years.

Deferred tax assets in Italy

The Group has a deferred tax asset of €462 million (2023: €425 million), including €295 million (2023: €152 million) relating to tax losses in Italy, which is recognised as part of the held for sale assets and the value at the completion date will transfer with the business.

In assessing the recognition position for Italy, the Group has reviewed the latest forecasts for the Italian business which incorporate the unsystematic risks of operating in the telecommunications business. In the period beyond the 5-year forecast we have reviewed the profits inherent in the terminal period and based on these and our expectations for the Italian business we believe it is probable the Italian losses will be fully utilised.

Deferred tax assets in Spain

The Group recognises deferred tax assets in Spain up to the extent of deferred tax liabilities, with gross unrecognised losses of €5,504 million (2023: €5,130 million). The net €3 million deferred tax liability is recognised as part of the held for sale assets relating to Vodafone Spain and transferred out of the Group, along with the unrecognised tax losses, on completion of the sale of Vodafone Spain on 31 May 2024.

Impact of climate risks

The recovery of the Group’s deferred tax assets is dependent on its forecasts of future profitability and the climate related risks have been considered in the Group’s assessment of the recovery of those assets (see note 4 ‘Impairment losses’). The Group does not expect the climate related risks to have an impact on the ability of Luxembourg to continue to provide the internal financing, procurement, and roaming activities to other members of the Group.

Unremitted earnings

No deferred tax liability has been recognised in respect of a further €38,380 million (2023: €26,371 million) of unremitted earnings of subsidiaries because the Group is able to control the timing of the reversal of the temporary difference, and it is probable that such differences will not reverse in the foreseeable future. It is not practicable to estimate the amount of unrecognised deferred tax liabilities in respect of these unremitted earnings.

6. Taxation (continued)

Pillar Two - Global Minimum Tax

On 20 June 2023, the UK substantively enacted the Pillar Two global minimum tax model rules (the “Pillar Two” rules) of the OECD’s Inclusive Framework on Base Erosion and Profit Shifting (’BEPS’). The legislation took effect for financial years commencing on or after 1 January 2024, making it effective for the Vodafone Group from 1 April 2024. Under these rules, a top-up tax will arise where the effective tax rate of the Group’s operations in any individual jurisdiction, calculated using principles set out in the Pillar Two legislation, is below 15%. Any resulting tax would be payable by Vodafone Group Plc to the UK tax authority (HMRC) being the Group’s ultimate parent.

As a consequence of the Pillar Two rules, many national governments have enacted (or announced the imminent introduction of) domestic minimum tax rules that are closely aligned to the OECD’s Pillar Two model rules. Where such domestic minimum tax rules are in place, they should raise local tax obligations to the 15% minimum rate, thereby eliminating the top-up tax liability otherwise payable by Vodafone Group Plc under the UK’s Pillar Two rules. Vodafone monitors the implementation of such domestic minimum tax rules to ensure compliance with all filing obligations.

We have performed an assessment of the Group’s potential exposure to Pillar Two rules based on financial information for the years ended 31 March 2023 and 31 March 2024 and simulated the transitional Safe harbour tests set out by the OECD based on our Country-by-Country reporting data and our consolidated financial statements for 2021, 2022, 2023.

According to this assessment, Vodafone should meet one or more Safe harbour tests in the majority of the jurisdictions in which we operate. The Pillar Two effective tax rates in most of the jurisdictions in which the Group operates are above 15%. We estimate that the combined impact of countries implementing qualified domestic minimum top-up taxes and the income inclusion rule in the UK will result in an estimated €9-14 million additional tax per annum, which will not have a significant impact on the Group's Adjusted Effective Tax Rate (‘AETR’).